EXHIBIT 23.2
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 14, 2005, in the Registration Statement (Post-Effective Amendment No. 1 to Form S-1) and related Prospectus of Medis Technologies Ltd.


April 5, 2005                                       Kost Forer Gabbay & Kasierer
                                                A Member of Ernst & Young Global

Tel-Aviv, Israel